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                                                                   Exhibit 99.02

         I, Robert D. Walter, Chairman and Chief Executive Officer, of Cardinal Health, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Quarterly report on Form 10-Q for the fiscal quarter ended March 31, 2003, (the "Periodic Report") containing the financial statements of the Company, which this statement accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m), and

(2) the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 15, 2003

                                                     /s/ Robert D. Walter
                                                     --------------------
                                                     Robert D. Walter
                                                     Chairman, and
                                                     Chief Executive Officer

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO CARDINAL HEALTH, INC., AND WILL BE RETAINED BY CARDINAL HEALTH, INC. AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.

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         I, Richard J. Miller, Executive Vice President and Chief Financial
Officer, of Cardinal Health, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Quarterly report on Form 10-Q for the fiscal quarter ended March 31, 2003, (the "Periodic Report") containing the financial statements of the Company, which this statement accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m), and

(2) the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 15, 2003

                                                 /s/ Richard J. Miller
                                                 -----------------------------
                                                 Richard J. Miller
                                                 Executive Vice President, and
                                                 Chief Financial Officer

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO CARDINAL HEALTH, INC., AND WILL BE RETAINED BY CARDINAL HEALTH, INC. AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.

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